EXHIBIT-10.74

[Execution Copy]

AMENDMENT NO. 11

to

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 11 dated as of March 5, 2004 (this “Amendment”) is made by SYRATECH CORPORATION, a Delaware corporation, (“Syratech” or the “Borrower”), RAUCH INDUSTRIES, INC., a North Carolina corporation, (“Rauch”), each financial institution identified as a “Lender” (the “Lenders”) on the signature pages hereof and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

Preliminary Statement

The Borrower, Rauch, Towle Manufacturing Company, Leonard Florence Associates, Inc., Wallace International Silversmiths, Inc., Syratech Holding Corporation, Rochard, Inc., Holiday Products, Inc., Farberware Inc. and Silvestri, Inc. (collectively, excluding the Borrower and Rauch, the “Former Borrowers”), the Lenders party thereto from time to time, and the Administrative Agent are parties to the Loan and Security Agreement dated as of April 16, 1997, (as amended, the “Loan Agreement”; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).  The Borrower is attempting to divest its interest in Rauch.  The Borrower has requested that the Administrative Agent and the Lenders release Rauch from its obligations as a Borrower under the Loan Agreement, subject to Rauch becoming a guarantor of the Secured Obligations and continuing the security interest granted to the Administrative Agent to secure such guaranty and the Administrative Agent and the Lenders have agreed thereto on the terms and conditions hereinafter set forth.

Statement of Agreement

NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.          Release of Rauch from Certain of its Obligations as a Borrower.  Effective on the Amendment Effective Date and subject to the provisions of the Rauch Guaranty and Rauch Security Agreement, the Lenders hereby release Rauch from its joint and several primary liability as a Borrower with Syratech for the Secured Obligations under Sections 2.3, 3.6, 4.1, 4.2, 4.18, 4.20, 4.21, 4.22 and 9.1 of the Loan Agreement and the Notes and generally from its other obligations as a Borrower thereunder (excluding its grant of a Security Interest in its Collateral under Section 7.1 of the Loan Agreement which shall continue without interruption with respect to the Guaranteed Obligations) and Rauch shall no longer be entitled to borrow under the Revolving Credit Facility under Article 2 or to obtain Letters of Credit under Article 3 of the Loan Agreement.  Upon the Amendment Effective Date, Rauch’s Eligible Receivables and Eligible Accounts shall no longer be included in the Borrowing Base.

Section 2.          Rauch Guaranty and Security Agreement as Loan Documents.  Effective on the Amendment Effective Date, the Rauch Guaranty and Rauch Security Agreement shall constitute Loan Documents for all purposes of the Loan Agreement.

Section 3.          Release of Pledged Securities.  Effective on the Amendment Effective Date, the Lenders hereby terminate the Pledge Agreement and release the Security Interest in the Pledged Securities.

Section 4.          Effectiveness of Amendment.  This Amendment shall become effective as of the date hereof on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i)            eight copies of this Amendment duly executed and delivered by the Borrower, Rauch the Lenders and the Administrative Agent;

(ii)           the Rauch Guaranty duly executed and delivered by Rauch;

(iii)          the Rauch Security Agreement duly executed and delivered by Rauch; and

(iv)          a certificate of the secretary or other Authorized Officer of each of the Borrower and Rauch having attached thereto the organizational documents of such Person as in effect on the Amendment Effective Date (or containing the certification of such secretary or Authorized Officer that no amendment or modification of such organizational documents has become effective since the last date on which such organizational documents were delivered to the Administrative Agent pursuant to the Loan Agreement), all corporate action, including shareholders’ approval, if necessary, taken by the Borrower, Rauch and/or its shareholders members to authorize the execution, delivery and performance of this Amendment, the Rauch Guaranty and the Rauch Security Agreement, as applicable, and to the further effect that the incumbency certificate last delivered to the Lenders under the Loan Agreement remains in effect, unchanged.

Section 5.          Representations and Warranties.  Each of the Borrower and Rauch hereby makes the following representations and warranties to the Administrative Agent and to each Lender, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

(a)           Authorization of Agreements.  It has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment, the Rauch Guaranty, the Rauch Security Agreement and each other instrument and agreement contemplated hereby to which it is a party in accordance with their respective terms.  This Amendment and each other instrument and agreement contemplated hereby to which it is a party have been duly executed and delivered by its Authorized Officers and each is, or each when executed and delivered in accordance with this Amendment will be, its legal, valid and binding obligation, enforceable in accordance with its terms.

(b)           Compliance of Agreements with Laws.  The execution, delivery and performance of this Amendment, the Rauch Guaranty, the Rauch Security Agreement and each other instrument and agreement contemplated hereby to which it is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i)            require any Governmental Approval or violate any Applicable Law relating to it or any of its Subsidiaries,

(ii)           conflict with, result in a breach of or constitute a default under (A) the organizational documents of it or any of its Subsidiaries, (B) any indenture, agreement or other instrument to which it or any of its Subsidiaries is a party or by which any of its property may be bound or (C) any Governmental Approval relating to it or any of its Subsidiaries, or

(iii)          result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by it or any of its Subsidiaries except pursuant to the Loan Documents.

Section 6.          Expenses.  The Borrower agrees to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 7.          Effect of Amendment.  From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to “this Agreement,” “the Loan Agreement,” “hereunder,” “hereof” and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment.  Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 8.          Counterpart Execution; Governing Law.

(a)           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

(b)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to the conflicts of laws principles thereof.

(signatures on next page)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

BORROWERS:

SYRATECH CORPORATION

By:	/s/ Gregory W. Hunt
Name: /s/ Gregory W. Hunt
Title: Senior Vice President and CFO

RAUCH INDUSTRIES, INC.

By:	/s/ Gregory W. Hunt
Name: /s/ Gregory W. Hunt
Title: Senior Vice President and CFO

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Andrew A. Doherty
Andrew A. Doherty
Vice President

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Andrew A. Doherty
Andrew A. Doherty
Vice President

FLEET CAPITAL CORPORATION

By:	/s/ Matthew T. O’Keefe
Name: Matthew T. O’Keefe
Title: Senior Vice President

CONGRESS FINANCIAL CORPORATION (SOUTHWEST)

By:	/s/ Paul Truax
Name: Paul Truax
Title: Vice President